Employees' Compensation and Directors' Remuneration	12 Months Ended
Dec. 31, 2023
Employees Compensation and Directors Remuneration [Abstract]
Employees' compensation and directors' remuneration
33.	Employees’ compensation and directors’ remuneration

a)	According to the Articles of Incorporation of Gorilla Taiwan and NSGUARD, employees’ compensation and directors’ remuneration are based on the current year’s earnings, which should first be used to cover accumulated deficits, if any, and then a ratio of the remaining balance distributed as employees’ compensation and directors’ remuneration is not specified.

b)	For each of the two years ended December 31, 2022, the Group had incurred net loss before tax. Accordingly, employees’ compensation was not accrued. For the year ended December 31, 2023, the Group have incurred net income before tax. The net income before tax generated in the year ended December 31, 2023 was used to cover the accumulated deficit as of December 31, 2022.